Net Revenue - Disclosure of Net Revenues From Sales (Detail) - ARS ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Revenue [abstract]
Sales of goods	$ 41,067,754	$ 40,862,324	$ 37,578,420
Domestic market	40,980,400	40,841,247	37,567,483
External customers	87,354	21,077	10,937
Services rendered	2,159,668	2,309,830	2,446,475
(-) Bonus / Discounts	(4,275,421)	(1,934,407)	(1,815,060)
Total	$ 38,952,001	$ 41,237,747	$ 38,209,835